UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2018

Riot Blockchain, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 6th Street, Suite 401
Castle Rock, CO 80104
 (Address of principal executive offices) (zip code)

(303) 794-2000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Floor
New York, New York 10036
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01. Entry into a Material Definitive Agreement.
Asset Purchase Agreement with Prive Technologies LLC

On February 15, 2018, Riot Blockchain, Inc. (the "Company") entered into an asset purchase agreement (the "Purchase Agreement") with Kairos Global Technology Inc., a Nevada corporation and wholly owned subsidiary of the Company ("Kairos"), and Prive Technologies LLC ("Prive"), on behalf of the persons and entities (the "Sellers") which own certain bitcoin mining machines (the "Equipment"). Pursuant to the Purchase Agreement, the aggregate consideration for the Equipment consisted of (i) Eleven Million Dollars ($11,000,000) and (ii) One Million (1,000,000) shares of the Company's common stock, no par value per share (the "Shares").
The closing of the transaction is subject to customary closing conditions and is expected to close on or before February 21, 2018. Upon closing of the transaction, and pursuant to the terms of the Purchase Agreement, Kairos became the owner of the Equipment and other assets used for the mining of cryptocurrency, including, but not limited to, 3,800 AntMiner S9s, all manufactured by industry leader Bitmain. Each of the Sellers has executed a General Assignment, Bill of Sale and Assumption Agreement with respect to their respective Equipment.
Two Hundred Thousand (200,000) of the Shares (the "Escrow Shares") were deposited into an escrow account with Corporate Stock Transfer, Inc., as escrow agent (the "Escrow Agent"), pursuant to an escrow agreement (the "Escrow Agreement"). Certificates representing the Escrow Shares were deposited and recorded with the Escrow Agent to be held in escrow and not be transferred, pledged or hypothecated except as provided in the Escrow Agreement. The Escrow Shares will be released to the Sellers upon the Company generating Net Cash Flow (as defined in the Purchase Agreement) of at least Ten Million Dollars ($10,000,000) from the Equipment.  If the Escrow Shares are not released to the Sellers on or before the two year anniversary of the Purchase Agreement, the Escrow Shares shall be returned to the Company for cancellation.
The foregoing descriptions of the Purchase Agreement and Escrow Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Form of Purchase Agreement and Form of Escrow Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
Asset Purchase Agreement with Blockchain Mining Supply & Services Ltd.

On February 15, 2018, the Company entered into an asset purchase agreement (the "BMSS Purchase Agreement") with Blockchain Mining Supply & Services Ltd., a corporation incorporated under the laws of the Province of Ontario ("BMSS"), which owns certain bitcoin mining machines (the "BMSS Equipment"). Pursuant to the BMSS Purchase Agreement, the aggregate consideration for the BMSS Equipment consisted of Eight Million Five Hundred Thousand Dollars ($8,500,000).
The closing of the transaction is subject to customary closing conditions and is expected to close on or before February 21, 2018. Upon closing of the transaction, and pursuant to the terms of the BMSS Purchase Agreement, the Company became the owner of the BMSS Equipment and other assets used for the mining of cryptocurrency, including, but not limited to, 3,000 AntMiner S9s, all manufactured by industry leader Bitmain.
Seven Million Dollars ($7,000,000) (the "Escrow Funds") were deposited into an escrow account with Rosen and Kirshen Professional Corporation, as escrow agent (the "BMSS Escrow Agent"), pursuant to an escrow agreement (the "BMSS Escrow Agreement"). The Escrow Funds will be released to BMSS upon such time that the BMSS Equipment is physically retrieved by the Company. The remainder of the purchase price, One Million Five Hundred Thousand Dollars ($1,500,000), shall be payable on the earlier of (a) one hundred and eighty (180) days after the Closing Date (as defined in the BMSS Purchase Agreement) or (b) such time when the BMSS Equipment becomes operational.
The foregoing descriptions of the BMSS Purchase Agreement and BMSS Escrow Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Form of Purchase Agreement and Form of Escrow Agreement, copies of which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.

Item 1.01 is incorporated by reference in its entirety into this Item 3.02. The transaction was conducted pursuant to the exemption set forth in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

On February 16, 2018, the Company issued a letter to its shareholders providing an update on the Company (the "Shareholder Letter").

A copy of the form of the Shareholder Letter are attached hereto as Exhibit 99.1 and incorporated herein by reference. The Shareholder Letter is furnished herein, as part of this Item 7.01, as Exhibit 99.1. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On February 15, 2018, the Company issued the press release announcing the transaction, which press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Purchase Agreement
10.2	Form of Escrow Agreement
10.3	Form of BMSS Purchase Agreement
10.4	Form of BMSS Escrow Agreement
99.1	Shareholder Letter, dated February 16, 2018
99.2	Press Release, dated February 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: February 16, 2018	By:	/s/ Jeffrey G. McGonegal
Name: Jeffrey G. McGonegal
Title: Chief Financial Officer